As filed with the Securities and Exchange Commission on May 6, 1997


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                April 21, 1997



                                 FRETTER, INC.
             (Exact name of registrant as specified in its charter)



          Michigan           0-14611               38-1557359
          (State or other    (Commission          (IRS Employer
          jurisdiction of     File Number)     Identification Number)
          incorporation)



        12501 Grand River
        Brighton, Michigan                           48116
 (Address of principal executive offices)          (Zip Code)


                                 (810) 220-5000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
---------------------

          Fretter, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended March 31,
1997 that the Company filed with the United States Bankruptcy Court for Northern District of Ohio, Eastern Division on April 21, 1997 in connection with the Company's ongoing proceeding under chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 96-15177.


Item 7.   Exhibits.
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(c)  Exhibits.
     --------

     99.1 Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended March 31, 1997 (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, Fretter has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              FRETTER, INC.


                              By /s/ J. Michael McLean
                                 --------------------------------------
                                 J. Michael McLean
                                 Controller

Date:  May 6, 1997

                                 EXHIBIT INDEX
                                 -------------



 Exhibit                                                Sequential
 Number               Document Description              Page Number
---------  -------------------------------------------  -----------
  99.1     Monthly Operating Reports of Debtors and
           Debtors in Possession for the Period Ended
           March 31, 1997
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